EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of Lakeside Mortgage Fund, LLC (the "Company"), on Form 10-KSB for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Placido H. Canta, Chief Financial Officer of Lakeside Financial Group, Inc., the Manager of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: March 29, 2007                         /S/  Placido H.Canta
                                              ----------------------------------
                                              Placido H. Canta,
                                              Chief Financial Officer of Manager
                                              Lakeside Financial Group, Inc.